A commitment to excellence
in investing

                        The Flex-funds 1995 Annual Report




                                     THE FLEX-FUNDS

                                     The Muirfield Fund
                                     The Growth Fund
                                     The Total Return Utilities Fund
                                     The Bond Fund
                                     The Short-Term Global Income Fund
                                     The Money Market Fund

FLEX-FUNDS TOTAL RETURNS 1985 to 1995
--------------------------------------------------------------------------------------------------------------------------------
FUND                                                 TOTAL RETURNS                                              AVERAGE ANNUAL
(Inception)                                                                                                   TOTAL RETURNS (%)
                                                                                                               Years     Since
                                 1995   1994  1993  1992    1991  1990   1989  1988     1987   1986  1985     5     10  Inception
---------------------------------------------------------------------------------------------------------------------------------

THE MUIRFIELD FUND              25.82   2.70   8.11  6.91   29.83  2.33  13.95  6.20(2)   N/A   N/A   N/A    14.15   N/A  12.58
(8/10/88)
---------------------------------------------------------------------------------------------------------------------------------

THE GROWTH FUND                 24.61  -0.69   7.21  6.35   21.46  4.31  10.17 -5.79     7.61 11.81  6.90(3) 11.38  8.36   8.40
(3/20/85)
---------------------------------------------------------------------------------------------------------------------------------

THE TOTAL RETURN UTILITIES
      FUND                      15.00(4) N/A    N/A   N/A     N/A   N/A    N/A   N/A      N/A   N/A   N/A       N/A  N/A  15.00(4)
(6/21/95)
---------------------------------------------------------------------------------------------------------------------------------

THE BOND FUND                   18.32  -0.99   8.21  3.26   15.30  8.35   8.75  2.74    -0.62 12.58  9.59(6)   8.58 7.41   7.86
(5/9/85)
---------------------------------------------------------------------------------------------------------------------------------

THE SHORT-TERM GLOBAL
      INCOME FUND                5.69   2.14   0.38  0.52(5)  N/A   N/A    N/A   N/A      N/A   N/A   N/A       N/A  N/A   2.31
(5/27/92)
---------------------------------------------------------------------------------------------------------------------------------

THE MONEY MARKET FUND            5.85   4.10   2.98  3.70    6.12  8.21   9.32  7.59     6.62  6.75  6.10(1)   4.55 6.11   6.26
(3/27/85)
--------------------------------------------------------------------------------------------------------------------------------



All performance figures above represent total returns and average annual total returns for the periods ended 12/31/95. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The performance data shown above represents past performance and does not necessarily indicate future performance. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees to reduce the operating expenses of The Money Market, Short-Term Global Income, Bond, and Total Return Utilities Funds during each of the periods shown above. The Money Market Fund will seek to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so. Investments in The Money Market Fund are neither insured nor guaranteed by the U.S. Government.
(1) Represents total return from 3/27/85 to 12/31/85. (2) Represents total return from 8/10/88 to 12/31/88. (3) Represents total return from 3/20/85 to 12/31/85. (4) Represents total return from 6/21/95 to 12/31/95. (5) Represents total return from 5/27/92 to 12/31/92. (6) Represents total return from 5/9/85 to 12/31/85.

1995 WAS AN EXHILARATING YEAR IN THE FINANCIAL MARKETS.
The stock and bond indexes rose soundly and investors continued to pour money into mutual funds perhaps based on the dizzying prospect of double-digit total returns. In response, many stock and bond mutual funds, including some members of The Flex-funds no-load mutual fund family, turned in their best performances of the past four years.

What is there to say after a year like 1995 except to reflect on what a good year it was? Should we begin talking about what to do if the financial markets collapse tomorrow? Should we pontificate about how the market is going to keep rocketing skyward forever? In our opinion, both of these prospects are, in equal measure, unknown and unlikely.

We believe the only constant saving grace available to investors is commitment. As we reflect on the events of 1995, the thread that runs through all of our actions during the year is commitment - to our shareholders and to the investment discipline that we utilize in an effort to manage market risk on behalf of our shareholders.

Going forward, this commitment, which is the theme of our 1995 Annual Report, will be the standard by which we judge the impact of our actions and you judge the measure of our success.





CONTENTS
President's Letter          2
Market Review               4

PORTFOLIO COMMENTARY
The Muirfield Fund          6
The Growth Fund             7
The Total Return
Utilities Fund              8
The Bond Fund               9
The Short-Term
Global Income Fund         10
The Money
Market Fund                11
Performance Review         12

PORTFOLIOS
Mutual Fund Portfolio      13
Growth Stock Portfolio     14
Utilities Stock Portfolio  17
Short-Term Global
Portfolio                  19
Bond Portfolio             20
Money Market
Portfolio                  21

FINANCIAL INFORMATION
The Flex-funds
Statements of Assets
and Liabilities            24
Statements of Operations   25
Statements of Changes
in Net Assets              26
Financial Highlights       27
Notes to Financial
Statements                 30
Independent Auditors'
Report                     32

The Portfolios
Statements of Assets
and Liabilities            33
Statements of Operations   34
Statements of Changes
in Net Assets              35
Financial Highlights       36
Notes to Financial
Statements                 37
Independent Auditors'
Report                     39



[PHOTO]
President
Robert S. Meeder Sr.

Dear Shareholder:


Success in most worthwhile endeavors is grounded in a commitment to a set of basic values and principles. Success in investing is no exception to this rule.

Since the beginning of The Flex-funds in 1982 we have been governed by the same basic set of guidelines for investing. We believed then, as we do now, that if we were to succeed on behalf of our shareholders, our commitment to these guidelines must be complete; our adherence to them must be constant.

Thus, the theme of the The 1995 Flex-funds Annual Report is COMMITMENT. During the past 12 months we have worked to provide solid investment results. In doing so, we have sought to remain committed not only to the various funds' investment disciplines, but also to your expectations . . . that we participate in advancing markets, yet be flexible so risk can be recognized and minimized.

The need for flexibility will likely arise sooner rather than later. The challenges of '96 and '97 probably become critical to protect values in the Funds as many forces of change develop.

Some of the economic and political factors that can have a significant influence on the health of the securities markets are well-covered in the media at this time. A partial listing of these factors includes:

   a) What will be the sustained trend of interest rates? The historical evidence is conclusive that a trend reversal of the last two years (declining rates) will automatically drive bond prices down and, similarly, have a negative influence on stock prices.

   b) For the last twelve to fifteen months, corporate earnings have, on balance, significantly increased and have exceeded expectations in many instances. The level of earnings has reduced the ratio of stock prices from "over-priced" to "reasonably priced." But if negative earning surprises develop in the coming months, the stock market is vulnerable.

   c) The amount of new money flowing into mutual funds in the U.S. has set all-time records. This flow of over ten billion dollars a month into equity funds created an imbalance of demand for the supply and demand equation . . . and conse-quently pushed stock prices higher. If this flow of money declines, or if for some reason this new money becomes uneasy with the risk of the market, a reversal of the supply/demand ratio could become nasty.
       History suggests that the momentum of a pendulum does not last forever, and a change is but a matter of time.

   d) And, of course, we are in an election year. What will be concluded and what the impact of it will be on the attitude of investors is not clear in our crystal ball. I don't know what impact 1996 politics will have on the markets, but I tend to believe it will probably create chaos rather than tranquility.

This list could continue with challenging questions. There are always uncertainties in the investment world, but it seems we have a few more than normal at this time. Since the direction of the markets has been basically positive for several years, a change in investment psychology can be more detrimental to shareholder values after significant gains have developed.

I would like to express another thought to all our shareholders. As you will recall, The Flex-funds added a new fund to its family: The Total Return Utilities Fund. In its short life, this Fund has produced significant investment results . . . and we believe it will continue to provide shareholders with a return superior to its industry competitors. By the nature of its portfolio strategy, The Total Return Utilities Fund is more conservative than many popular growth funds that have received (or paid for) so much publicity in the last few years. A change of market environment could make our utility fund (as well as the Muirfield Fund) a better vehicle for investment than the XYZ Super Growth Fund... and still offer the opportunity for growth during a positive environment like the last twelve months. I suggest you take a hard look at your mutual fund holdings and evaluate whether an adjustment may be prudent at this time.

Sincerely,
By: /s/ Robert S. Meeder, Sr.
Robert S. Meeder, Sr.
President

January 31, 1996

There is a world of market forces out there, changes in which can have a profound impact on the markets, and ultimately, on the value of your investments from one year to the next. We believe, therefore, that it is important to view the events affecting the performance of your investments as part of a larger picture.
   In previous reports, we have included commentary about the financial markets within letters written by the portfolio managers of each of our mutual funds. Each letter was limited to a discussion of the factors affecting a particular mutual fund. As a result, the investor who didn't read every portfolio manager commentary missed a view of the markets from one, overarching perspective.
   This new section of The Flex-funds 1995 Annual Report will attempt to ensure that everyone who reads it will be able to review the market forces that held sway during 1995. Each portfolio manager's letter still contains a discussion of the markets, but most of that content is now outlined here, for your information.

INTEREST RATES

   In response to continued low inflation and a sluggish economy, The Federal Reserve Board cut the Federal Funds Rate twice in 1995 and lowered its target on short-term interest rates again early in 1996. As a result, yields on short-term, money market securities declined from 5.76% at the beginning of the year to 5.59% by December.
   The Federal Funds Rate is a short-term interest rate benchmark that governs the rates banks and other financial institutions charge one another for overnight loans. Changes in this rate may affect not only short-term interest rates, but also interest rates on long-term securities and consumer debt - like credit cards, car loans, and home mortgages.
   Longer-term interest rates - like those on government bonds with maturities of 10- to 30-years - declined overall during 1995, sliding approximately 2 1/3 percent.
   As interest rates decline, the value of bonds and other fixed income instruments increases. Conversely, rising interest rates mean declining bond prices.
   The charts at left illustrate the events of 1995 in the bond market. Short-term interest rates (91-Day Treasury Bill Yields) declined throughout the year in concert with interest rates on longer-term fixed income securities. As a consequence of these rate declines, the price of 10-year and 30-year bonds rose significantly.

   Our bond discipline remained positive for much of 1995. The overall declining interest rate environment of 1995 meant a solid year in terms of total returns for The Flex-funds Bond Fund. In addition, The Short-Term Global Income Fund also benefited from the changes in interest rates in the U.S. thanks to its investment in 3-year U.S. Treasuries.



91-Day Treasury Bill Yield     10-year Treasury Bond Index      30-year Treasury Bond Index
1995


THE STOCK MARKET

   Declining interest rates were also a positive development for the stock market during 1995 as interest-sensitive common stocks and preferred stocks benefited from falling rates.
   One group of interest-sensitive common stocks are utility stocks. As interest rates decline, yields on utility stocks often appear more attractive. In a sluggish economy, utilities may also receive support from the redeployment of funds by investors who typically invest in the broader stock market. This redeployment is based on the perception that utility companies may be "recession proof" - because the public always has to pay for utility use no matter what is happening in the economy. The strength of the utility stock market during 1995 in general, and during the fourth quarter in particular, benefited our new mutual fund, The Total Return Utilities Fund.
   Domestic stock market indexes across the board rose significantly during 1995. As shown by the charts at right, various internal measurements of the stock market confirmed this strength. History has shown that when the stock market is rising, many underlying indicators should be confirming that strength. Among those considerations are measurements of the strength of individual securities as they relate to the market as a whole. For example, in a rising market environment, more stocks should be gaining value than losing value and the number of stocks that are making new highs each day should be increasing.
   As the S&P 500 rose during 1995, its momentum was confirmed by a steady increase in the number of stocks making new highs (NYSE Daily New Highs). Also an indication of the underlying strength of the market during 1995 was a steady advance in the number of stocks advancing in relation to those declining (The NYSE Advances/Declines).
    The bull market in stocks continued through the fourth quarter of 1995 and into 1996, but began to draw much of its strength from a relatively small number of stocks. The broad-based strength that the market enjoyed during the first nine months of 1995 subsided during the fourth quarter and it appears that the last three months of the year were either a pause to digest the gains of the first nine months of 1995 or an early indication that the level of risk present in the stock market was growing.
   We remain committed to our Defensive Investing philosophy and to a diligent review of those factors that will help us detect changes in the market environment. Be assured that when changes occur, we will strive to protect the value of your Flex-funds investment.



S&P 500 Index    NYSE Daily New Highs  NYSE Advances/Declines
1995


THE MUIRFIELD FUND
The Mutual Fund Portfolio


   Strategic fund selection which achieved exposure to critical sectors of the stock market during 1995 helped The Muirfield Fund to join in the stock market's most significant advance since 1991.
   For the 12 months ended December 31, 1995, The Muirfield Fund provided a total return of 25.82%. The average Asset Allocation fund monitored by Morningstar, Inc. rose 23.84% for the year, and the average Balanced Fund rose 24.80%.
   A table showing the percentile ranking of The Muirfield Fund versus Morningstar's average Asset Allocation Funds is shown below.
   From its inception in 1988 through the end of 1995, The Muirfield Fund provided a total return of 140.10%, which equates to an average annual compound rate of return of 12.58%.


         1 year                         3 years
         top 32%                        top 34%
      of 145 funds                    of 55 funds

         5 years                      Since 1990
         top 26%                        top 27%
       of 43 funds                    of 37 funds



1995 - AN INVESTMENT HISTORY
How The Muirfield Fund and The Growth Fund were invested

   Shareholders in The Muirfield Fund and The Growth Fund were exposed to the stock market for much of the market's climb during 1995.

   Technology stocks, which served as a catalyst for the market's 1995 rise, played a large role in the Portfolio of The Muirfield Fund through much of 1995. The Muirfield Fund gained exposure to those securities by investing in mutual funds like the Fidelity Equity Portfolio Growth, Fidelity Over-The-Counter Fund, the Founders Growth Fund, the Twentieth Century Ultra and Vista funds, and the Weingarten Fund.
   As technology issues cooled during the fourth quarter, The Muirfield Fund adjusted its portfolio accordingly, reducing exposure to funds with significant high-tech exposure. Further, the Fund emphasized exposure to the S&P 500 Index and mutual funds with exposure to large capitalization stocks.
   One notable development during 1995 deals with a particularly strong fund selection in the shape of the T. Rowe Price New Horizons Fund, whose portfolio manager was named Morningstar's 1995 "Manager of the Year." A fund whose performance had been lagging for several years going into 1995, The New Horizons Fund, was a mainstay of The Muirfield Fund's portfolio and contributed significantly to the Fund's performance during 1995.
   The Growth Fund's exposure to large capitalization stocks during 1995 meant


[PHOTO]
PORTFOLIO MANAGER
ROBERT S. MEEDER JR.



       PORTFOLIO EXPOSURE(1) AS OF 12/31/95
            THE MUTUAL FUND PORTFOLIO

Money Market              Mutual Fund/Stock
Instruments                  Exposure
   3%                         97%



                 RECENT TOTAL RETURNS
           for the periods ended 12/31/95

          The Muirfield               The Average Asset
              fund                     Allocation fund
1 Year       25.82                          23.84
3 Year       11.79                          10.81
5 Year       14.15                          12.37


(Source: Moringstar, Inc. See inside front cover for more disclosure and performance information. (1) Portfolio Exposure reflects the efect of futures contracts in Portfolio investments.

THE GROWTH FUND
The Growth Stock Portfolio

   The stock market experienced its most significant gains in four years during 1995, helping The Growth Fund to achieve the largest annual total return in its history.
   The Portfolio of The Growth Fund during 1995 was dominated by exposure to large captialization stocks, achieved either through investment in the Dow Jones Industrials or the S&P 500.
   The Growth Fund was fully exposed to the stock market for much of the year (for a detailed account of the Fund's market exposure during 1995, see below).
   For the 12 months ended December 31, 1995, The Growth Fund provided a total return of 24.61%. The average Asset Allocation fund monitored by independent mutual fund monitor, Morningstar, Inc. provided a total return of 23.84% for the year. The average Balanced Fund provided a total return of 24.80% during 1995, according to Morningstar, Inc.
   From its inception in 1985 through December 31, 1995, The Growth Fund provided a total return of 138.69%, which equates to an average annual total return of 8.40%.


that the Fund was also in a position to take advantage of the overall strength of the stock market. The Portfolio of The Growth Fund was dominated by large cap stocks throughout 1995, either through exposure to The Dow Jones Industrials, or the S&P 500.

   Fully defensive as 1995 began, The Growth Fund and The Muirfield Fund were fully exposed to the stock market in early January. In mid-March, The Flex-funds equity funds adopted a 50% defensive position. By the first week in June, The Growth and Muirfield Funds were again fully exposed to the stock market, where they remained until the fourth quarter of 1995.
   By October, certain technical and fundamental questions about the market's continued advance began to indicate that the most prudent posture was to again adopt a partially defensive position. The Funds remained partialy defensive until the first week in December when we returned to a fully invested position.
   In hindsight, we were somewhat overcautious in our adoption of partially defensive postures in March and late in 1995. However, we took the actions that we did based on our evaluation of the level of risk and reward present in the stock market. Based on the events that we saw unfolding in the stock market, our only course was to be true to our investment discipline and to the commitment we have made to the objectives of our shareholders.

[PHOTO]
PORTFOLIO MANAGER
ROBERT S. MEEDER JR.


PORTFOLIO EXPOSURE(1) AS OF 12/31/95
    THE GROWTH STOCK PORTFOLIO

Money Market      Stock Market
Instruments        Exposure
  1%                 99%


RECENT TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/95

          The Growth Fund        The Average Asset
                                  Allocation Fund
1 Year        24.61                   23.84
3 Years        9.88                   10.81
5 Years       11.38                   12.37

Source: Moringstar, Inc. See inside front cover for more disclosure and performance information. (1) Portfolio Exposure reflects the effects of futures contracts in Portfolio investments.

THE TOTAL RETURN UTILITIES FUND
The Utilities Stock Portfolio

   The Total Return Utilities Fund experienced an outstanding fourth quarter, thanks to exceptional performance from nearly all of our largest holdings.
   Finishing the quarter with a total return of 10.29%, The Total Return Utilities Fund was the second best performing utility fund during the quarter, of 85 utility funds monitored by Morningstar, Inc. (The top utility fund in the nation offered a return that was just .01 percent better than The Total Return Utilities Fund).
   From its inception on June 21, 1995 to December 31, 1995, The Total Return Utilties Fund provided a total return of 15.00%.
   During the fourth quarter, The Total Return Utilties Fund significantly outperformed the Lehman Brothers Government/Corporate index (a key fixed-income benchmark) which rose only 4.66%, and The Dow Jones Utility Index, which rose 8.71%. While our Fund does not share the same investment objectives as the broader industrial equity markets, it is interesting to note that, during the fourth quarter, we also outperformed the S&P 500 Index and the Dow Jones Industrial Average.
   The entire utilities market was strong during the fourth quarter for many reasons. First, interest rates not only remained low but also declined substantially, particularly at the long end of the bond market. There was little show of strength in the economy -- a circumstance which is typically met with rate declines. Second, though the telecommunications legislation we thought would pass in the fourth quarter was caught in the budget bottleneck, investors continued to focus on the benefits for the Regional Bell stocks, and these performed extremely well. Third, the spread between utility yields and bond yields, which had become inverted, made progress back to normalcy--thus permitting utilities to overcome even a strong bond market in terms of performance. Fourth, both demand and pricing for natural gas boomed as "normal" winter returned to the land, helping our substantial gas industry position to recover previous lost ground and show fine gains.
   We believe passage of the Telecommunications Bill, which occurred early in 1996, will be a positive for the utility stock market. A reduction in income taxes would also make our yields more valuable, and thus support utility stocks. A reversion to the mean of the utility/bond yield spread is in progress and should provide some help as well, but, as with the fall in interest rates, there is less of an anomaly now than there was before, so the impact of a reversion to historical averages will be dampened. In sum, there are many factors which can propel utilities higher over the next quarter, but none loom as large as they did at the beginning of the third quarter. Realistically, not every quarter can offer double-digit returns, but conditions remain favorable for our strategy.


[PHOTO]
PORTFOLIO MANAGER
LOWELL G. MILLER
MILLER/HOWARD INVESTMENTS, INC.


                 PORTFOLIO EXPOSURE AS OF 12/31/95
                   THE UTILTIES STOCK PORTFOLIO


                                                   Mony
                                                   Market                  Water
Electric                  Natural                 Instru-       Oil      Diversified
  Gas       Telephones      Gas        Electrics   ments        Gas        Utilities
 6.9%         35.1%        19.8%         15.0%       8.4%        7.3%          7.5%


     RECENT TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/95



                The Total Return            The Average
                Utilities Fund            Utilities Fund
 3 Months         10.29                       6.83


Source: Moringstar, Inc. See inside front cover for more disclosure and performance information.

THE BOND FUND
The Bond Portfolio

   The bond market offered its largest gains in 10 years during 1995 and shareholders in The Bond Fund joined in those gains.
   The Bond Fund provided a total return of 18.32% during 1995, the largest single-year return in the 10-year history of the Fund. For the 12 months ended December 31, 1995, the Lehman Brothers Intermediate Government/Corporate Bond Index (which includes government and corporate bonds with maturities of 1-10 years) rose 15.33%.
   As a result of this performance, The Bond Fund finished in the top third of all the General Corporate Bond Funds monitored by Morningstar, Inc. for the 12 months ended December 31, 1995. Note that though The Bond Fund usually invests in U.S. government bonds, Morningstar classifies the Fund as a Corporate Bond Fund due to its ability to invest in high-grade corporate bonds, at the discretion of the portfolio manager.
   We believe a more accurate comparison of The Bond Fund's performance can be derived by comparing its investment results to those of Morningstar's average General Government Bond Fund. This is due to the simple fact that over the past seven years, when the Fund has been exposed to the bond market, The Bond Fund has invested only in government bonds. A table showing the percentile ranking of The Bond Fund versus Morningstar's General Government Bond Funds is shown below:

                                     1 YEAR
                                     Top 15%
                                  of 366 funds

                                     3 YEARS
                                     Top 6%
                                  of 182 funds

                                     5 YEARS
                                     Top 24%
                                   of 90 funds

   The yield on 10-year U.S. government bonds declined significantly during 1995 -- from 7.88% at the beginning of the year to 5.58% at year's end. This decline in interest rates pushed bond prices higher and led to the overall strength of the bond market during 1995.
   For the fourth quarter and for much of the year, The Bond Fund remained fully invested in 10-year U.S. Treasuries.
   The elements of our fixed income discipline remained generally positive throughout the year. Our Interest Rate Trend indicator was largely positive based on declining interest rates (rising bond prices). Our Real Rates of Return indicator was positive based on continued low levels of inflation relative to bond yields. At the close of the year, our Yield Ratio indicator was positive based on a continued yield advantage in owning intermediate-term bonds over short-term Treasury bills.
   As 1996 began, the bond market remained in a stable to positive trend as yields continued to decline following another Federal Reserve rate cut. While we cannot guarantee that rates will continue to decline, we remain optimistic regarding the opportunities to profit from the bond market in 1996.

     [PHOTO]
PORTFOLIO MANAGER
G. ROBERT KINCHELOE

PORTFOLIO EXPOSURE(1) as of 12/31/95

THE BOND PORTFOLIO
Money Market Instruments        1%
10-Year U.S. Treasuries        99%

RECENT TOTAL RETURNS
for the periods ended 12/31/95

                                                  The Average
                                               General Government
                        The Bond Fund              Bond Fund

1 year                     18.32                     14.88
3 years                     8.23                      6.11
5 years                     8.58                      7.75

Source: Morningstar, Inc. See inside front cover for more disclosure and performance information.(1) Portfolio Exposure reflects the effects of futures contracts on Portfolio investments.

THE SHORT-TERM GOLBAL INCOME FUND
The Short-Term Global Portfolio



   Exposure to the domestic bond market was again an advantage for The Short-Term Global Income Fund during 1995.
   Falling domestic interest rates and a relatively strong U.S. dollar resulted in limited opportunities during 1995 for mutual funds that rely solely on short-term overseas fixed income investments. However, the ability of The Short-Term Global Income Fund to invest in U.S. Treasury Notes enabled the Fund to overcome a difficult year in the foreign currency markets.
   For the 12 months ended December 31, 1995, the average Short-Term World Income Fund monitored by Morningstar, Inc. provided a return of 7.22%. Over that same period, The Flex-funds Short-Term Global Income Fund provided a total return of 5.69%. The return of the average Short-Term World Income Fund for the period was likely bouyed by the fact that most funds in the category may purchase foreign fixed income securities with maturities of up to three years, while The Short-Term Global Income fund invests only in foreign fixed income securities with maturities of one year or less. Longer maturities may mean larger gains during periods of falling interest rates, but may hold added risk when interest rates rise.
   Unlike many Short-Term World Income Funds, The Flex-funds Short-Term Global Income Fund may be fully invested in short- to intermediate-term U.S. government securities. Therefore, the Fund is able to invest in the domestic bond market during times when there is not a sufficient advantage in yield to warrant overseas exposure.
   Such was the case during 1995. The only major upward movement in the foreign currency markets took place early in 1995 on weakness in the U.S. dollar, while the remainder of the year's foreign currency markets moved sideways to lower.
   During the year, the Portfolio of The Short-Term Global Income Fund was invested in only three countries. Previously, the Fund has had exposure to fixed income securities from as many as six countries. By the close of the fourth quarter, only Canadian fixed income securities were part of the Portfolio.
   The Short-Term Global Income Fund purchases fixed income securities from countries: 1.) that offer a significant advantage in yield over U.S. interest rates, 2.) that are major trading partners with the U.S., and 3.) whose currencies are experiencing a positive trend relative to the U.S. dollar.
   If there are continued low yields overseas relative to U.S. yields, shareholders in The Short-Term Global Income Fund may expect minimal overseas exposure during the first half of 1996. Fund investments during that time will likely be in domestic fixed income securities with maturities of three years or less. Regardless of the securities we choose, we remain committed to investing only in securities which, in our evaluation, can provide the most competitive yield with the least amount of risk.

[PHOTO]
PORTFOLIO MANAGER
JOSEPH A. ZARR

PORTFOLIO EXPOSURE(1) as of 12/31/95
THE SHORT-TERM GLOBAL PORTFOLIO

Canadian Treasuries             11%
3-Year U.S. Treasuries          40%
Money Market Instruments        49%

RECENT TOTAL RETURNS
for the periods ended 12/31/95

              The Short-Term            The Average Short-Term
             Global Income Fund          World Income Fund

1 year              5.69                        7.22
3 years             2.60                        3.45

Source: Morningstar, Inc. See inside front cover for more disclosure and performance information.(1) Portfolio Exposure reflects the effects of futures contracts on Portfolio investments.

THE MONEY MARKET FUND
The Money Market Portfolio

   Money market funds continued their resurgence in 1995, and The Flex-funds Money Market Fund remained one of the nation's leading performers.
   The January issue of IBC's Money Market Insight, which monitors money market fund performance, ranked The Money Market Fund eighth of 268 General Purpose Money Market Funds in the nation based on 12-month total returns through December 31, 1995.
   The Fund maintained its commitment to place among the top 10% of all General Purpose Money Market Funds, a goal the Fund has achieved during every 12-month period since its inception.
   For the 12 months ended December 31, 1995, The Money Market Fund provided a total return of 5.85%. The average General Purpose fund provided a return of 5.44% for the same period, according to IBC.
   The 30-day compound yield of The Money Market Fund on December 31, 1995 was 5.61%. From its inception in 1985 through December 31, 1995, The Money Market Fund has provided a total return of 92.23%, which equates to an average annual return of 6.26%.
   Short-term interest rates, as measured by 91-day T-Bill yields, declined slightly during 1995, beginning the year at approximately 5.76% and finishing at approximately 5.59%. Due to this declining interest rate trend, the average maturity of the Fund was approximately 58 days. Over the course of the year, however, the average maturity was as high as 82 days. This relatively long average maturity comes in marked contrast to 1994 when, as short-term interest rates climbed from 3% to 6%, the fund maintained an average maturity of approximately 44 days.
   The Portfolio of The Money Market Fund changed somewhat during the fourth quarter of 1995 as the percentage of Fund assets devoted to Corporate Obligations again increased and the number of different issues owned also increased. Nevertheless, the Fund maintained an investment in "first tier" issues (rated A1,P1 by the financial industry) throughout the year.
   The Federal Reserve Board cut the Federal Funds Rate, the rate banks charge one another for overnight loans, during 1995, perhaps based on continued low inflation and a sluggish economy. Even though short-term interest rates declined for the year, the Money Market Fund's total return during 1995 was its best since 1991.
   As evidenced by our placement among the top 3% of IBC's money market funds during 1995, The Flex-funds Money Market Fund remains one of the nation's leading General Purpose Money Market Funds.
   In 1996, our challenge and our commitment is to strive not only to offer interest rates comparable with those offered by the marketplace as a whole, but to maintain the position of leadership we have established througout the Fund's history.


[PHOTO]
PORTFOLIO MANAGER
PHILIP A. VOELKER


PORTFOLIO EXPOSURE(1) as of 12/31/95
THE MONEY MARKET PORTFOLIO

U.S. Gov't. Obligations         4.7%
Repurchase Agreements           8.3%
Commercial Paper               39.1%

RECENT TOTAL RETURNS
for the periods ended 12/31/95

                                        IBC/Donoghue Money
             The Money Market Fund        Fund Average

1 year              5.85                        5.44
3 years             4.31                        3.92
5 years             4.55                        4.15


Source: IBC's Money Market Insight. See inside front cover for more disclosure and performance information.

OUR PERFORMANCE SO FAR THIS DECADE

Shown below is the cumulative total return of each of The Flex-funds as compared to various benchmarks for the period from January 1, 1990 through December 31, 1995. The Short-Term Global Income Fund and The Total Return Utilities Fund are not included in this chart because they were not in existence in 1990.


The Muirfield Fund                      97.69%
The Growth Fund                         78.78%
Avg. Asset Allocation Fund*             82.30%
Avg. Balanced Fund*                     81.32%
The Bond Fund                           63.51%
L/B Int. Gov't./Corp. Bond Index        65.09%
Avg. Gen. Corporate Bond Fund           64.40%
Avg. Gen. Government Bond Fund          56.40%
The Money Market Fund                   35.13%
Money Market Fund Avg.                  32.05%
CPI                                     21.81%

Morningstar, Inc. defines an ASSET ALLOCATION FUND as seeking income and capital appreciation by determining the optimal percentage of assets to place in stocks bonds and cash.

Morningstar, Inc defines a BALANCED FUND as seeking both income and capital appreciation by investing in a generally fixed combination of stocks and bonds.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is a market-value weighted index of bonds with maturities of one to ten years.

Morningstar, Inc. defines a GENERAL CORPORATE BOND FUND as a mutual fund that seeks income through investment in corporate fixed-income securities, at least 65% of which are rated A or higher.

Morningstar, Inc. defines a GENERAL GOVERNMENT BOND FUND as a mutual fund that seeks income through investment in a blend of mortgage-backed securities, Treasuries, and agency securities.

IBC's GENERAL PURPOSE MONEY MARKET FUND AVERAGE consists of taxable General Purpose Money Market Funds.

The CONSUMER PRICE INDEX is a measure of the average change in prices for a fixed market basket of goods and services, based on the spending habits of urban wage earners and clerical workers, who represent about 40 percent of the total civilian population of the U.S.

                             MUTUAL FUND PORTFOLIO
                Portfolio of Investments as of December 31, 1995

=============================================================================================================================
                                                              SHARES OR                VALUE
                                                            FACE AMOUNT      (Notes 1 and 2)
-----------------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS - 81.6%

Acorn International Fund                                             60               $1,000
Charles Schwab Money Market Fund                              8,376,894            8,376,894
Constellation Fund                                                   83                1,879
Fidelity Core Money Market Fund                               5,549,983            5,549,983
Fidelity Equity Portfolio Growth Fund                           333,197           12,628,156
Fidelity Growth & Income Fund                                   267,791            7,243,753
Founders Growth Fund                                            897,745           13,259,700
Neuberger & Berman Focus Fund                                   387,385           10,819,650
Neuberger & Berman Guardian Fund                                457,705           10,540,947
Neuberger & Berman Manhattan Fund                               173,284            2,103,666
PBNG Growth Fund                                                 50,605            1,210,472
Pin Oak Aggressive Stock Fund (1)                                23,041              384,793
T.Rowe Price New Era Fund                                           122                2,771
T.Rowe Price New Horizons Fund                                  724,089           14,843,822
Twentieth Century Ultra Fund                                     52,948            1,382,468
Twentieth Century Vista Fund                                    114,172            1,666,912
Weingarten Equity Fund                                          477,272            8,462,030
White Oak Growth Stock Fund                                      14,307              256,096

-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(Cost $93,054,647)                                                                98,734,992
-----------------------------------------------------------------------------------------------------------------------------
U.S.TREASURY BILLS - 1.2%

*U.S..Treasury Bill, 5.29%, due 1/04/96                        $150,000              149,912
*U.S. Treasury Bill, 5.22%, due 1/04/96                         250,000              249,891
*U.S. Treasury Bill, 5.26%, due 1/04/96                       1,000,000              999,486
U.S. Treasury Bill, 6.66%, due 1/11/96                           25,200               25,149

----------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS
(Cost $1,424,438)                                                                  1,424,438
----------------------------------------------------------------------------------------------------------------------------
*Pledged $1,400,000 face amount as collateral on futures contracts

REPURCHASE AGREEMENTS - 17.2%
(Collateralized by U.S. government obligations - market value $21,328,465)

Everen Securities, dated 12/29/95, 5.90%, due 1/02/96         2,550,000            2,550,000
Smith Barney, dated 12/28/95, 5.90%, due 1/02/96             18,250,000           18,250,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost $20,800,000)                                                                20,800,000
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
(Cost $115,279,085)                                                             $120,959,430
----------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS
                                                              CONTRACTS
----------------------------------------------------------------------------------------------------------------------------
Long, S&P 500 futures contracts
face amount $32,468,625 expiring in March, 1996.                    105               36,750
Long, Midcap futures contracts
face amount $1,962,450 expiring in March, 1996.                      18                9,000

----------------------------------------------------------------------------------------------------------------------------
NET RECEIVABLE FOR FUTURES CONTRACTS SETTLEMENTS                                      45,750
----------------------------------------------------------------------------------------------------------------------------

(1) No dividend paid on security in 1995.
See accompanying notes to financial statements

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1995

===========================================================================================================================

                                                              SHARES OR                VALUE
INDUSTRIES/CLASSIFICATIONS                                  FACE AMOUNT      (Notes 1 and 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 36.7%

AEROSPACE/DEFENSE - (1.6%)
Boeing Company                                                    6,300             $493,763
---------------------------------------------------------------------------------------------------------------------------

ALUMINUM - (1.1%)
Aluminum Company of America                                       6,300              333,113
---------------------------------------------------------------------------------------------------------------------------

AUTO AND TRUCK - (1.1%)
General Motors Corporation                                        6,300              333,113
---------------------------------------------------------------------------------------------------------------------------

BANKING - (1.7%)
J.P. Morgan & Company                                             6,300              505,575
---------------------------------------------------------------------------------------------------------------------------

BEVERAGE - (1.5%)
Coca Cola Company                                                 6,300              467,775
---------------------------------------------------------------------------------------------------------------------------

CHEMICAL (BASIC) - (2.2%)
Dupont E.I. Nemours                                               6,300              440,212
Union Carbide Corporation                                         6,300              236,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                     676,462
---------------------------------------------------------------------------------------------------------------------------

CHEMICAL (DIVERSIFIED) - (1.4%)
Minnesota Mining & Manufacturing                                  6,300              417,375
---------------------------------------------------------------------------------------------------------------------------

COMPUTER AND PERIPHERALS - (1.9%)
International Business Machines                                   6,300              578,025
---------------------------------------------------------------------------------------------------------------------------

DRUG - (1.4%)
Merck & Co., Incorporated                                         6,300              414,225
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - (1.8%)
General Electric Company                                          6,300              453,600
Westinghouse Electric Corporation                                 6,300              103,950
---------------------------------------------------------------------------------------------------------------------------
                                                                                     557,550
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES - (.9%)
American Express Company                                          6,300              260,663
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS - (1.7%)
Proctor & Gamble Company                                          6,300              522,900
---------------------------------------------------------------------------------------------------------------------------

MACHINERY (CONSTRUCTION & MINING) - (1.2%)
Caterpillar Incorporated                                          6,300              370,125
---------------------------------------------------------------------------------------------------------------------------

MULTIFORM - (3.0%)
Allied-Signal Incorporated                                        6,300              299,250
United Technologies Corporation                                   6,300              597,712
---------------------------------------------------------------------------------------------------------------------------
                                                                                     896,962
---------------------------------------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS - (.8%)
International Paper Company                                       6,300              238,612
---------------------------------------------------------------------------------------------------------------------------


PETROLEUM (INTEGRATED) - (4.4%)
Chevron Corporation                                               6,300              330,750
Exxon Corporation                                                 6,300              504,788
Texaco                                                            6,300              494,550
---------------------------------------------------------------------------------------------------------------------------
                                                                                   1,330,088
---------------------------------------------------------------------------------------------------------------------------

PRECISION INSTRUMENT - (1.4%)
Eastman Kodak Company                                             6,300              422,100
---------------------------------------------------------------------------------------------------------------------------

RECREATION - (1.2%)
Walt Disney Company                                               6,300              371,700
---------------------------------------------------------------------------------------------------------------------------

RESTAURANT - (.9%)
McDonalds Corporation                                             6,300              284,287
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORE - (1.1%)
Sears Roebuck & Company                                           6,300              245,700
Woolworth Corporation                                             6,300               81,900
---------------------------------------------------------------------------------------------------------------------------
                                                                                     327,600
---------------------------------------------------------------------------------------------------------------------------

STEEL (INTEGRATED) - (.3%)
Bethlehem Steel Corporation (1)                                   6,300               88,200
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - (1.3%)
American Telephone & Telegraph Corporation                        6,300              407,925
---------------------------------------------------------------------------------------------------------------------------

TIRE AND RUBBER - (.9%)
Goodyear Tire & Rubber Company                                    6,300              285,862
---------------------------------------------------------------------------------------------------------------------------

TOBACCO - (1.9%)
Philip Morris Companies Incorporated                              6,300              570,150

---------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $11,071,620)                                                                11,154,150
---------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS - 2.5%
*U.S. Treasury Bill, 5.19%, due 1/04/96                        $600,000              599,741
*U.S. Treasury Bill, 5.26%, due 1/04/96                         100,000               99,956
*U.S. Treasury Bill, 5.29%, due 1/04/96                          50,000               49,978
U.S. Treasury Bill, 6.66%, due 1/11/96                            6,700                6,687

---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS
(Cost $756,362)                                                                      756,362
---------------------------------------------------------------------------------------------------------------------------
*Pledged $703,000 face amount as collateral on futures and options contracts

REPURCHASE AGREEMENTS - 30.8%
(Collateralized by U.S. government obligations -
market value $9,527,687)
Everen Securities, dated 12/29/95, 5.90%,
due 1/02/96                                                   3,344,000            3,344,000
Smith Barney, dated 12/28/95, 5.90%,
due 1/02/96                                                   6,000,000            6,000,000

---------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost $9,344,000)                                                                  9,344,000
---------------------------------------------------------------------------------------------------------------------------

                                                              CONTRACTS

OPTIONS PURCHASED - 30.0%
CALL OPTIONS
S&P 500 futures contract expiring March, 1996 at 570              1,650            8,332,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Continued on next page



GROWTH STOCK PORTFOLIO
Portfolio of Investments, continued

                                                              CONTRACTS                VALUE
                                                                             (Notes 1 and 2)
---------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS
S&P 500 futures contract expiring March, 1996 at 590              1,650              792,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost $8,122,488)                                                                  9,124,500
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS HELD LONG - 100%
(Cost $29,294,470)                                                               $30,379,012
--------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS
Long, S&P 500 futures contracts
face amount $13,527,000 expiring in March, 1996.                     43              $17,650
--------------------------------------------------------------------------------------------------------------------------

NET RECEIVABLE FOR FUTURES CONTRACTS SETTLEMENTS                                    $17, 650
--------------------------------------------------------------------------------------------------------------------------

WRITTEN OPTIONS OUTSTANDING AS OF DECEMBER 31, 1995.

                                                              CONTRACTS                VALUE
                                                                             (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS
S&F 500 futures contract expiring March, 1996 at 590              1,650         $(5,436,750)
--------------------------------------------------------------------------------------------------------------------------

PUT OPTIONS
S&P 500 futures contract expiring March, 1996 at 570              1,650            (420,750)
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(Proceeds $4,881,362)                                                           $(5,857,500)
--------------------------------------------------------------------------------------------------------------------------

(1)No dividend paid in 1995.
See accompanying notes to financial statements

                           UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1995

==========================================================================================================================

                                                              SHARES OR                VALUE
INDUSTRIES/CLASSIFICATIONS                                  FACE AMOUNT      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 91.6%
ELECTRIC/GAS UTILITY - (6.9%)
MDU Resources Group Incorporated                                  2,100              $41,738
Montana Power Company                                             1,300               29,412
Nipsco Industries Incorporated                                    1,700               65,025
Utilicorp United Incorporated                                     5,500              161,563
--------------------------------------------------------------------------------------------------------------------------
                                                                                     297,738
--------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY - (15.0%)
AES Corporation(1)                                                2,600               62,075
Cinergy Corporation                                               3,900              119,437
Ipalco Enterprises Incorporated                                   2,000               76,250
KU Energy Corporation                                             1,300               39,000
LG&E Energy Corporation                                           2,300               97,175
Pacificorp                                                        8,000              170,000
Teco Energy Incorporated                                          3,000               76,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                     640,812
--------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED UTILITY - (3.8%)
Citizens Utilities Company Class B                               12,686              160,158
--------------------------------------------------------------------------------------------------------------------------

NATURAL GAS (DISTRIBUTOR) - (19.8%)
Bay State Gas Company                                             1,700               47,175
Brooklyn UN Gas Company                                           3,900              114,075
Consolidated Natural Gas Company                                  2,900              131,587
MCN Corporation                                                   6,200              144,150
Nicor Incorporated                                                1,800               49,500
Panhandle Eastern Corporation                                     5,500              153,313
Transcanada Pipelines Ltd.                                        3,200               44,000
UGI Corporation                                                   2,000               41,500
Wicor Incorporated                                                3,800              122,550
--------------------------------------------------------------------------------------------------------------------------
                                                                                     847,850
--------------------------------------------------------------------------------------------------------------------------

OIL/GAS (DOMESTIC) - (7.3%)
Enron Corporation                                                 3,000              114,375
Sante Fe Pacific Pipeline Partners                                1,600               58,600
Williams Companies Incorporated                                   3,200              140,400
--------------------------------------------------------------------------------------------------------------------------
                                                                                     313,375
--------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - (1.7%)
DSC Communications(1)                                             2,000               73,750
--------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - (33.4%)
Alltel Corporation                                                5,100              150,450
American Telephone & Telegraph Corporation                        1,500               97,125
Ameritech Corporation                                             2,500              147,500
Bell Atlantic Corporation                                         1,400               93,625
Century Telephone Enterprise                                      5,500              174,625
Cincinnati Bell Incorporated                                      2,000               69,500
Frontier Corporation                                              6,500              195,000
GTE Corporation                                                   3,200              140,800
Nynex Corporation                                                   300               16,200
Sprint Corporation                                                2,400               95,700
U.S. West Incorporated                                            6,000              214,500
United Media Group                                                2,000               38,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                   1,433,025
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Continued on next page

                                     17

UTILITIES STOCK PORTFOLIO
Portfolio of Investments, continued

                                                              SHARES OR                VALUE
INDUSTRIES/CLASSIFICATIONS                                  FACE AMOUNT      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
WATER UTILITY - (3.7%)
American Water Works Incorporated                                 4,100              159,387
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $3,503,676)                                                                  3,926,095
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.4%

(Collateralized by U.S. government obligations -
market value $360,995)
Everen Securities, dated 12/29/95, 5.90%, due 1/02/96          $360,000              360,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost $360,000)                                                                      360,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
(Cost $3,863,676)                                                                 $4,286,095
--------------------------------------------------------------------------------------------------------------------------

(1)No dividend paid in 1995.
See accompanying notes to financial statements.

1995 FlexFunds Annual Report

                                 BOND PORTFOLIO
                Portfolio of Investments as of December 31, 1995

==========================================================================================================================

                                                                   FACE                VALUE
                                                                 AMOUNT      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
U.S.TREASURY OBLIGATIONS - 85.7%
U.S. Treasury Note, 6.50%, due 8/15/2005                     $7,700,000            8,214,938
U.S. Treasury Note, 6.50%, due 5/15/2005                      5,000,000            5,327,344
*U.S. Treasury Bill, 5.17%, due 6/06/96                          50,000               48,893
U.S. Treasury Bill, 6.66%, due 1/11/96                            3,900                3,892

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S.TREASURY OBLIGATIONS
(Cost $12,924,502)                                                                13,595,067
--------------------------------------------------------------------------------------------------------------------------
*Pledged $50,000 face amount as collateral on futures and options contracts

REPURCHASE AGREEMENTS - 14.3%
(Collateralized by U.S. Government obligations -
market value $2,271,669)
Everen Securities, dated 12/29/95, 5.90%, due 1/02/96         2,262,000            2,262,000

--------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost $2,262,000)                                                                  2,262,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS HELD LONG - 100%
(Cost $15,186,502)                                                               $15,857,067
--------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

                                                              CONTRACTS
Long, 10 Year Bond futures contracts
face amount $2,291,875 expiring in March, 1996.                      20               $5,625
--------------------------------------------------------------------------------------------------------------------------

NET RECEIVABLE FOR FUTURES CONTRACTS SETTLEMENTS                                      $5,625
--------------------------------------------------------------------------------------------------------------------------

WRITTEN OPTIONS OUTSTANDING AS OF DECEMBER 31, 1995:

                                                              CONTRACTS                VALUE
                                                                             (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
U.S. Treasury Note Contract Expiring
February, 1996 at 114                                                20              $19,063
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN
(Proceeds $10,850)                                                                   $19,063
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

                          SHORT-TERM GLOBAL PORTFOLIO
                Portfolio of Investments as of December 31, 1995

==========================================================================================================================

                                                            FACE AMOUNT                VALUE
                                                                             (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
U.S.TREASURY - 42.4%
U.S. Treasury Note, 5.875%, due 8/15/98                      $1,300,000           $1,321,531
*U.S. Treasury Bill, 5.34%, due 2/15/96                          50,000               49,651
U.S. Treasury Bill, 6.66%, due 1/11/96                            1,200                1,198

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S.TREASURY BILLS
(Cost $1,355,357)                                                                  1,372,380
--------------------------------------------------------------------------------------------------------------------------
*Pledged $10,000 face amount as collateral on futures
contracts

U.S. GOVERNMENT OBLIGATIONS - 15.5%
Federal National Mortgage Association Discount Note,
5.60%, due 1/04/96                                              500,000              499,767

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $499,767)                                                                      499,767
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 42.1%
(Collateralized by U.S. government obligations -
market value $1,386,192)
Everen Securities, dated 12/29/95, 5.90%, due 1/02/96           612,000              612,000
Smith Barney, dated 12/28/95, 5.90%, due 1/02/96                750,000              750,000

--------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost $1,362,000)                                                                  1,362,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
(Cost $3,217,124)                                                                 $3,234,147
--------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS - 0.0%
                                                              CONTRACTS
Long, Canadian Dollar futures contracts
face amount $366,550 expiring in March, 1996.                         5             $(1,150)
--------------------------------------------------------------------------------------------------------------------------
NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                                       $(1,150)
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

                             MONEY MARKET PORTFOLIO
                Portfolio of Investments as of December 31, 1995

==========================================================================================================================

                                                                   FACE                VALUE
                                                                 AMOUNT      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 39.1%
American Honda Finance, 5.73%, due 2/23/96                  $10,000,000           $9,915,642
American Honda Finance, 5.62%, due 4/02/96                    3,000,000            2,956,913
BOT Financial, 6.20%, due 1/05/96                            11,000,000           10,992,422
Dupont Corporation, 6.25%, due 1/03/96                          275,000              274,905
Duff & Phelps, 5.47%, due 5/09/96                             6,000,000            5,882,395
GTE Corporation, 5.83%, due 2/16/96                          10,000,000            9,925,506
Idaho Power, 6.25%, due 1/11/96                                 140,000              139,757
Jefferson Smurfit, 5.70%, due 3/01/96                         1,200,000            1,188,600
Jefferson Smurfit, 5.70%, due 3/19/96                         4,000,000            3,950,600
Laclede Gas, 6.25%, due 1/22/96                                 432,000              430,425
Marsh MacClellan, 5.58%, due 3/14/96                          3,120,000            3,084,697
Mitsubishi Motor Credit Corporation, 6.25%, due 1/18/96         518,000              516,471
National Utilities, 5.58%, due 3/12/96                        2,000,000            1,977,990
Nynex Corporation, 5.74%, due 2/06/96                         3,000,000            2,982,780
Nynex Corporation, 5.77%, due 1/12/96                        10,000,000            9,982,369
Pacific Bell, 6.25%, due 1/22/96                                390,000              388,578
Public Services Electric & Gas, 5.93%, due 1/11/96            8,142,000            8,128,588
Public Services Electric & Gas, 5.90%, due 1/17/96            3,061,000            3,052,973
Tambrands, 5.50%, due 6/04/96                                 3,500,000            3,417,118
Torchmark, 5.75%, due 2/14/96                                10,600,000           10,525,506
Whirlpool Corporation, 5.77%, due 1/31/96                    10,700,000           10,648,551

--------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $100,362,786)                                                              100,362,786
--------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 47.9%
American Telephone & Telegraph Capital Corporation, 4.52%,
due 8/30/96                                                     250,000              247,743
American Telephone & Telegraph Capital Corporation, 7.40%,
due 11/01/96                                                    500,000              505,230
Associates Corporation, 7.50%, due 10/15/96                     150,000              151,722
Associates Corporation, 4.75%, due 8/01/96                      250,000              248,321
BP America, Incorporated, 10.00%, due 3/08/96                 5,000,000            5,034,208
BP, Incorporated, 10.15%, due 3/15/96                           190,000              191,649
Bank One, Dayton, 5.95%, due 10/02/96                         5,000,000            5,000,000
* Bank One Capital Demand Note, 5.83%,
next redemption date 7/11/96, due 4/01/2113                   3,510,000            3,510,000
Barnett Bank, 10.00%, due 1/08/96                             3,500,000            3,502,308
Bat Industries, 8.60%, due 8/30/96                              550,000              558,052
* Bear Stearns Floating Rate Note, 5.76%, due 3/01/96        10,000,000           10,000,000
* Best Sands Corporation Floating Rate Note,
5.95%, next redemption date 1/04/96, due 7/01/2002              850,000              850,000
* Care Life Project Floating Rate Note, 5.95%,
next redemption date 1/04/96, due 8/01/2111                   1,375,000            1,375,000
Conrail, 5.20%, due 2/12/96                                   1,000,000              999,051
Continental Bankcorp, 9.875%, due 6/15/96                     1,250,000            1,272,500
Dean Witter, 8.92%, due 3/15/96                               1,000,000            1,005,634
Dow Capital Corporation, 8.25%, due 2/15/96                      65,000               65,146
Dupont Corporation, 8.45%, due 10/15/96                         860,000              897,347
Eastman Kodak, 10.00%, due 6/15/96                              125,000              126,948
Eli Lilly Corporation, 6.58%, due 12/20/96                      250,000              252,275
*Espanola/Nambe Variable Rate Demand Note, 5.95%,
next redemption date 1/04/96, due 6/01/2006                   2,500,000            2,500,000
*Exxon Shipping Floating Rate Note, 5.78%,
next redemption date 1/04/96, due 10/01/2111                  7,000,000            7,000,000
Ford Motor Credit Corporation, 8.00%, due 10/01/96            1,800,000            1,825,930
Ford Motor Credit Corporation, 9.07%, due 7/05/96               893,000              906,417

                                                            Continued on next page

                                     21

MONEY MARKET PORTFOLIO
Portfolio of Investments, continued

                                                                   FACE                VALUE
                                                                 AMOUNT      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------

Ford Motor Credit Corporation, 4.85%, due 8/23/96               400,000              397,132
Ford Motor Credit Corporation, 8.25%, due 7/15/96               171,000              172,927
Ford Motor Credit Corporation, 9.10%, due 7/05/96             1,000,000            1,015,476
Ford Motor Credit Corporation, 8.25%, due 5/15/96             1,200,000            1,209,494
General Electric Capital Corporation,
4.615%, next redemption date 5/30/96                          1,000,000              994,514
General Motors Acceptance Corporation, 9.00%, due 2/06/96       400,000              401,185
General Motors Acceptance Corporation, 8.00%, due 10/01/96      275,000              279,485
*General Motors Acceptance Corporation Floating Rate Note,
5.805%, next redemption date 4/13/96, due 4/13/98            10,000,000           10,000,000
*Hancor Incorporated Floating Rate Note, 5.95%,
next redemption date 1/04/95, due 12/01/2004                    900,000              900,000
Hertz Corporation, 9.125%, due 8/01/96                        2,850,000            2,902,407
Honeywell Corporation, 7.875%, due 5/14/96                    1,445,000            1,453,511
Household Financial Corporation, 9.375%, due 2/15/96          2,000,000            2,007,835
IBM Corporation, 5.00%, due 2/26/96                             250,000              249,698
IBM Credit Corporation, 5.06%, due 11/15/96                   1,350,000            1,340,236
IBM Credit Corporation, 4.85%, due 11/05/96                   3,000,000            2,973,731
International Bank, 8.75%, due 9/06/96                          100,000              101,972
John Deere Corporation, 8.50%, due 4/10/96                      200,000              201,383
Lockheed Corporation, 4.875%, due 2/15/96                        85,000               84,848
Merrill Lynch & Company, Floating Rate Note, 5.925%,
due 11/18/96                                                 10,000,000           10,000,000
Morgan Stanley Incorporated, 8.875%, due 4/01/96                400,000              402,793
Morgan Stanley Incorporated, 7.32%, due 1/15/97                 500,000              507,941
Pacific Gas & Electric, 5.03%, due 3/22/96                      800,000              798,800
Pepsico Incorporated, 7.875%, due 8/15/96                     2,350,000            2,375,767
Philip Morris Companies, 8.875%, due 7/01/96                  1,150,000            1,165,600
*Presrite Corporation Floating Rate Note, 5.95%,
next redemption date 1/04/96, due 1/01/2004                   2,880,000            2,880,000
Regions Bank, Louisiana, 6.71%, due 4/11/96                   5,000,000            5,011,262
Sears Roebuck & Company, 9.00%, due 9/15/96                   1,000,000            1,020,902
Sears Roebuck & Company, 8.55%, due 8/01/96                   2,000,000            2,028,466
Smith Barney Holding Company, 5.375%, due 6/01/96             5,380,000            5,365,423
Southwestern Bell, 7.90%, due 8/23/96                         1,500,000            1,518,192
Southwestern Bell, 8.30%, due 6/01/96                           100,000              101,028
Suntrust Banks, 8.375%, due 3/01/96                           1,130,000            1,134,467
U.S. West Capital Funding Corporation, 8.00%, due 10/15/96      290,000              294,634
Unilever, 8.00%, due 5/28/96                                    450,000              453,838
Union Electric, 5.50% due 5/01/96                               100,000               99,868
Virginia Electric & Power, 6.35%, due 5/30/96                 3,000,000            3,005,191
Virginia Electric & Power, 8.35%, due 6/15/96                 1,000,000            1,010,524
WMX Technologies, 4.875%, due 6/15/96                           215,000              213,945
Waste Management Corporation, 7.875%, due 8/15/96             1,000,000            1,011,214
Waste Management Corporation, 4.875%, due 6/15/96               100,000               99,547
Weyerhaeuser Corporation, 8.41%, due 5/17/96                    100,000              100,863
White Castle Corporation, Floating Rate Note, 5.95%,
next redemption date 1/04/96                                  7,000,000            7,000,000
World Book Finance Corporation, 8.125%, due 9/01/96             500,000              506,839

--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(Cost $122,818,621)                                                              122,818,621
--------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.1%
U.S. Treasury Bill, 6.66%, due 1/11/96                           66,000               67,874

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS
(Cost $67,874)                                                                        67,874
--------------------------------------------------------------------------------------------------------------------------



U.S. GOVERNMENT OBLIGATIONS - 4.6%
 Federal Farm Credit Note, 5.91%, due 6/24/96                   500,000              500,614
*Student Loan Marketing Association Floating Rate Note,
5.70%, due 11/10/98, next redemption date 1/02/96             5,000,000            5,000,000
*Student Loan Marketing Association Floating Rate Note,
5.75%, due 8/03/99, next redemption date 1/02/96              4,350,000            4,355,249

*Student Loan Marketing Association Floating Rate Note,
5.68%, due 11/24/97, next redemption date 1/02/96             2,000,000            1,999,610

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $11,855,473)                                                                11,855,473
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.3%
(Collateralized by U.S. government obligations -
market value $21,644,319)
Everen Securities, dated 12/29/95, 5.90%,
due 1/02/96                                                  20,556,000           20,556,000
Star Bank N.A., dated 12/29/95, 5.30%,
due 1/02/96                                                     950,000              950,000

--------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost $21,506,000)                                                                21,506,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
(Cost $256,610,754)                                                             $256,610,754
--------------------------------------------------------------------------------------------------------------------------

*Floating Rate as of 12/31/95.
See accompanying notes to financial statements

                       STATEMENTS OF ASSETS & LIABILITIES
                               December 31, 1995

                                                                            THE                         THE
                                                                           TOTAL                    SHORT-TERM          THE
                                              THE            THE           RETURN          THE         GLOBAL          MONEY
                                           MUIRFIELD        GROWTH       UTILITIES         BOND        INCOME          MARKET
                                              FUND           FUND           FUND           FUND         FUND            FUND
ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Investment in corresponding portfolio     $110,642,016    $24,536,851     $2,880,695   $16,065,894     $3,262,193   $141,144,155
---------------------------------------------------------------------------------------------------------------------------------
Receivable for capital stock issued          1,573,138        119,903          1,576           394            208             --
---------------------------------------------------------------------------------------------------------------------------------
Unamortized organizational costs                    --             --         22,175            --          2,548             --
---------------------------------------------------------------------------------------------------------------------------------
Other assets                                       411         15,821             --         2,610              7          7,786
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                               112,215,565     24,672,575      2,904,446    16,068,888      3,264,956    141,151,941
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Payable for capital stock redeemed             263,854          4,851             --         4,105         55,504             --
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                              159,592         21,477            850         7,158            486         29,934
---------------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent and administrative
fees                                            11,944          2,911             --         1,201            430          8,592
---------------------------------------------------------------------------------------------------------------------------------
Other accrued liabilities                       29,054         12,461         22,501         8,767          5,134         26,379
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                              464,444         41,700         23,351        21,231         61,554         64,905
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Capital                                    106,200,986     24,522,471      2,548,482    16,312,397      3,315,553    141,087,036
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
investment income (loss)                            --             --             --           (14)           (14)            --
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized
loss on investments                           (332,908)            --           (679)     (927,073)      (129,158)            --
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments           5,883,143        108,404        333,292       662,347         17,021             --
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                $111,751,221    $24,630,875     $2,881,095   $16,047,657     $3,203,402   $141,087,036
---------------------------------------------------------------------------------------------------------------------------------
Capital Stock Outstanding                   19,502,071      1,605,493        203,728       743,760        339,968    141,087,036
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and
Redemption Price per Share                       $5.73         $15.34         $14.14        $21.58          $9.42          $1.00
---------------------------------------------------------------------------------------------------------------------------------

 See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      for the year ended December 31, 1995

                                                                             THE                          THE
                                                                            TOTAL                     SHORT-TERM         THE
                                              THE           THE            RETURN          THE          GLOBAL          MONEY
                                           MUIRFIELD       GROWTH         UTILITIES        BOND         INCOME         MARKET
                                             FUND           FUND            FUND*          FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
Net investment income
from corresponding portfolio:
--------------------------------------------------------------------------------------------------------------------------------
Interest                                  $1,861,721     $1,070,416         $7,224      $924,456       $236,403    $8,661,557
--------------------------------------------------------------------------------------------------------------------------------
Dividends                                    303,932        127,829         47,321            --             --            --
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                    (921,195)      (297,385)       (28,778)       82,622)       (28,725)     (292,189)
--------------------------------------------------------------------------------------------------------------------------------

Total Net Investment Income From
Corresponding Portfolio                    1,244,458        900,860         25,767       841,834        207,678     8,369,368
--------------------------------------------------------------------------------------------------------------------------------

Fund Expenses:
--------------------------------------------------------------------------------------------------------------------------------
Legal fees                                     1,501          1,095          1,082         1,095          1,364         1,278
Audit fees                                     5,454          3,285            846         3,011          1,808         5,215
Printing                                      19,205          8,057          2,949         4,715            568        41,305
Postage                                       12,255          4,934            303         2,913            787        27,370
Transfer agent fees                           92,170         23,146          2,167         9,347          3,964        99,539
Administrative fee                            27,001          6,626            361         4,016          1,079        37,068
Trustees fees and expenses                     3,890          3,890          2,794         3,890          4,247         3,490
Registration and filing fees                   8,098          8,130          9,025         5,747          4,050        21,880
Insurance                                      2,498            796             --           411            205         5,876
Distribution plan                            126,340         30,942          2,216        24,266          7,491       112,368
Amortization of organizational costs              --             --          2,633            --          1,705            --
Other expenses                                 7,356          2,894            485         2,085          1,309        16,685
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                               305,768         93,795         24,861        61,496         28,577       372,074
Transfer Agent and Administrative fees
reimbursed                                        --             --         (1,686)           --             --            --
Expenses reimbursed by adviser                    --             --        (36,551)           --             --       (98,327)
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses - net                         305,768         93,795        (13,376)       61,496         28,577       273,747
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME - NET                      938,690        807,065         39,143       780,338        179,101     8,095,621
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS - NET:
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures        2,469,756      3,480,755             --       (47,454)       (13,513)           --
Net realized gain (loss) on investments   12,270,590        835,253           (679)    1,035,932         43,852            --
Change in unrealized appreciation of
investments                                5,883,601        111,505        333,292       667,973         17,439            --
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                   20,623,947      4,427,513        332,613     1,656,451         47,778            --
--------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                $21,562,637     $5,234,578       $371,756    $2,436,789       $226,879    $8,095,621
--------------------------------------------------------------------------------------------------------------------------------

*For the period June 21, 1995 (commencement of operations) to December 31, 1995. See accompanying notes to financial statements

                               STATEMENTS OF
                          CHANGES IN NET ASSETS
                    For the years ended December 31, 1994
                             and December 31, 1995

                                                                                                  The Total Return
                                             The Muirfield Fund        The Growth Fund            Utilities Fund
INCREASE (DECREASE)                          Year ended December 31,   Year ended December 31,    Year ended December 31,
IN NET ASSETS:                                 1995          1994          1995          1994          1995
 OPERATIONS:
 Investment income - net                      $938,690  $2,097,085     $807,065       $469,324            $39,143
 Net realized gain (loss) on
   investments and futures contracts        14,740,346     302,942    4,316,008        705,535               (679)
 Net change in unrealized
   appreciation (depreciation)
   of investments                            5,883,601    (252,061)     111,505     (1,392,719)           333,292
-------------------------------------------------------------------------------------------------------------------------------

 Net increase (decrease)
   in net assets resulting
   from operations                          21,562,637   2,147,966    5,234,578       (217,860)           371,756
--------------------------------------------------------------------------------------------------------------------------------
 DIVIDENDS
 AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
 Investment income - net                      (938,690) (2,097,066)    (807,065)      (469,410)           (39,143)
 Tax return of capital                              --          --           --             --                 --
 Net realized gain from investments
   and futures contracts                   (15,073,253)   (368,554)    (659,136)            --                 --
--------------------------------------------------------------------------------------------------------------------------------

 Net decrease in net assets
   resulting from dividends
   and distributions                       (16,011,943) (2,465,620)  (1,466,201)      (469,410)           (39,143)
--------------------------------------------------------------------------------------------------------------------------------

 CAPITAL TRANSACTIONS:

 Net proceeds from sales                    26,530,545 $34,666,417    1,775,837      1,412,121          2,519,770
 Reinvestment of dividends                  15,844,992   2,445,383    1,436,634        462,346             33,121
 Cost of redemptions                       (19,294,010)(26,738,157)  (4,525,935)    (5,182,334)            (4,409)
--------------------------------------------------------------------------------------------------------------------------------

 Net increase (decrease)
 in net assets resulting
 from capital share transactions            23,081,527 $10,373,643   (1,313,464)    (3,307,867)         2,548,482
--------------------------------------------------------------------------------------------------------------------------------

 TOTAL INCREASE
 (DECREASE)
 IN NET ASSETS                              28,632,221  10,055,989    2,454,913     (3,995,137)         2,881,095
--------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS - Beginning of year             83,119,000  73,063,011   22,175,962     26,171,099                 --
--------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS - End of year                 $111,751,221 $83,119,000  $24,630,875    $22,175,962         $2,881,095
--------------------------------------------------------------------------------------------------------------------------------

 SHARE TRANSACTIONS:

 Issued                                      4,353,780   6,427,244      120,106        104,872            201,499
 Reinvested                                  2,767,237     457,656       96,212         35,330              2,569
 Redeemed                                   (3,170,312) (4,956,807)    (306,553)      (389,689)              (340)
--------------------------------------------------------------------------------------------------------------------------------

 Change in shares                            3,950,705   1,928,093      (90,235)      (249,487)           203,728
--------------------------------------------------------------------------------------------------------------------------------

                                                                         The Short-Term Global        The Money Market
                                                  The Bond Fund              Income Fund                     Fund
INCREASE (DECREASE)                           Year ended December 31,    Year ended December 31,     Year ended December 31,
IN NET ASSETS:                                 1995          1994        1995              1994      1995             1994
 OPERATIONS:

 Investment income - net                      $780,338     $470,988    $179,101        $243,984     $8,095,621       6,663,610
 Net realized gain (loss) on
   investments and futures contracts           988,478     (614,416)     30,339        (147,617)            --              --
 Net change in unrealized
   appreciation (depreciation)
   of investments                              667,973       (5,626)     17,439          (5,068)            --              --
-----------------------------------------------------------------------------------------------------------------------------------

 Net increase (decrease)
   in net assets resulting
   from operations                           2,436,789     (149,054)    226,879          91,299      8,095,621       6,663,610
-----------------------------------------------------------------------------------------------------------------------------------

 DIVIDENDS
 AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
 Investment income - net                      (780,352)    (470,968)   (173,972)        (95,836)      (8,095,621)     (6,663,610)
 Tax return of capital                              --           --      (5,143)       (132,344)              --              --
 Net realized gain from investments
   and futures contracts                            --           --          --              --               --              --
-----------------------------------------------------------------------------------------------------------------------------------

 Net decrease in net assets
   resulting from dividends
    and distributions                         (780,352)    (470,968)   (179,115)       (228,180)      (8,095,621)     (6,663,610)
-----------------------------------------------------------------------------------------------------------------------------------

 CAPITAL TRANSACTIONS:
 Net proceeds from sales                     2,883,665    2,137,786   1,153,932       1,014,828      365,251,080     449,948,057
 Reinvestment of dividends                     686,353      408,279     159,800         206,803        7,649,188       6,091,045
 Cost of redemptions                        (2,161,626)  (2,080,607) (2,091,734)    (11,882,899)    (396,651,391)   (491,231,317)
-----------------------------------------------------------------------------------------------------------------------------------

 Net increase (decrease)
 in net assets resulting
 from capital share transactions             1,408,392      465,458    (778,002)    (10,661,268)      (23,751,123)    (35,192,215)
-----------------------------------------------------------------------------------------------------------------------------------

 TOTAL INCREASE
 (DECREASE)
 IN NET ASSETS                               3,064,829     (154,564)   (730,238)    (10,798,149)     (23,751,123)    (35,192,215)
-----------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS - Beginning of year             12,982,828   13,137,392   3,933,640      14,731,789      164,838,159     200,030,374
-----------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS - End of year                  $16,047,657  $12,982,828  $3,203,402      $3,933,640     $141,087,036    $164,838,159
-----------------------------------------------------------------------------------------------------------------------------------

 SHARE TRANSACTIONS:
 Issued                                        142,467      109,576     123,804         108,911      365,251,080     449,948,057
 Reinvested                                     33,492       21,062      17,008          22,129        7,649,188       6,091,045
 Redeemed                                     (106,680)    (107,118)   (222,927)     (1,273,867)    (396,651,391)   (491,231,317)
------------------------------------------------------------------------------------------------------------------------------------

 Change in shares                               69,279       23,520     (82,115)     (1,142,827)     (23,751,123)    (35,192,215)
------------------------------------------------------------------------------------------------------------------------------------

*For the period June 21, 1995 (commencement of operations) to December 31, 1995. See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

            Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

The Muirfield Fund                                                         Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                 1995              1994             1993              1992             1991
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $5.34             $5.36             $6.25             $6.43            $5.22
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment income                            0.06              0.14             (0.01)             0.06             0.07
--------------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities
(both realized and unrealized)                   1.31              0.00              0.45              0.34             1.41
--------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                 1.37              0.14              0.44              0.40             1.48
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
--------------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)          (0.06)            (0.14)            (0.02)            (0.06)           (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Distributions (from capital gains)              (0.92)            (0.02)            (1.31)            (0.52)              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.98)            (0.16)            (1.33)            (0.58)           (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of period                  $5.73             $5.34             $5.36             $6.25            $6.43
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                    25.82%             2.70%             8.11%             6.91%           29.83%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)              111,751            83,119            73,063            55,280           43,276
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets          1.26%             1.22%             1.26%             1.40%            1.50%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
--------------------------------------------------------------------------------------------------------------------------------
Average Net Assets                               0.97%             2.55%            (0.13%)            1.05%            1.25%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           N/A               N/A              N/A             324.14%          107.05%
--------------------------------------------------------------------------------------------------------------------------------

The Growth Fund                                                            Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                 1995              1994             1993              1992             1991
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.08            $13.45            $12.70            $12.05           $10.21
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment income                            0.50              0.27              0.09              0.18             0.34
--------------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities
(both realized and unrealized)                   2.68             (0.37)             0.82              0.58             1.84
--------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                 3.18             (0.10)             0.91              0.76             2.18
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
--------------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)          (0.50)            (0.27)            (0.16)            (0.11)           (0.34)
--------------------------------------------------------------------------------------------------------------------------------
Distributions (from capital gains)              (0.42)               --                --                --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.92)            (0.27)            (0.16)            (0.11)           (0.34)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $15.34            $13.08            $13.45            $12.70           $12.05
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                    24.61%            (0.69%)            7.21%             6.35%           21.46%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)               24,631            22,176            26,171            25,534           32,654
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets          1.64%             1.63%             1.51%             1.51%            1.42%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
--------------------------------------------------------------------------------------------------------------------------------
Average Net Assets                               3.38%             1.95%             0.69%             1.31%            2.98%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           N/A               N/A              N/A              39.03%          265.32%
--------------------------------------------------------------------------------------------------------------------------------

The Total Return Utilities Fund                               For The Period June 21, 1995 (2) to Dec. 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of Period                                               $12.50
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment income                                                                0.21
--------------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities (both realized
and unrealized)                                                                      1.64
--------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                                     1.85
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
--------------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)                                              (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $14.14
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                        15.00%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                                                    2,881
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                              1.25% (1)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                 3.18% (1)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets, before waiver of fees                       4.35% (1)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets, before waiver of fees          0.08% (1)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                               N/A
--------------------------------------------------------------------------------------------------------------------------------

(1) Annualized
(2) Date of commencement of operations
See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

            Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

The Bond Fund                                                                Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1995              1994             1993              1992             1991
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $19.25            $20.18            $19.46           $19.84           $18.37
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment income                              1.11              0.72              0.86             0.99             1.23
-----------------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities
(both realized and unrealized)                     2.33             (0.93)             0.71            (0.38)            1.47
-----------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                   3.44             (0.21)             1.57             0.61             2.70
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)            (1.11)            (0.72)            (0.85)           (0.99)           (1.23)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.11)            (0.72)            (0.85)           (0.99)           (1.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $21.58            $19.25            $20.18           $19.46           $19.84
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      18.32%            (0.99%)            8.21%            3.26%           15.30%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                 16,048            12,983            13,137           11,100            9,316
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            1.00%             1.00%             0.99%            1.00%            0.94%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                 5.41%             3.71%             4.25%            5.13%            6.59%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
before waiver of fees *                            1.14%             1.14%             1.09%            1.21%            1.23%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, before waiver of fees *                5.27%             3.57%             4.15%            4.92%            6.30%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             N/A               N/A              N/A            100.53%          213.65%
-----------------------------------------------------------------------------------------------------------------------------------
*Includes fees waived in corresponding portfolio


The Short-Term Global Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For The Period
                                                            Year Ended December 31,                          May 27, 1992 (2)
                                                   1995              1994             1993                   to Dec. 31, 1992

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $9.32             $9.41             $9.76                            $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment income                              0.41              0.29              0.43                              0.30
-----------------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities
(both realized and unrealized)                     0.11             (0.09)            (0.43)                            (0.24)
-----------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                   0.52              0.20              0.00                              0.06
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)            (0.41)            (0.12)               --                             (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Returns of Capital                                (0.01)            (0.17)            (0.35)                               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.42)            (0.29)            (0.35)                            (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $9.42             $9.32             $9.41                             $9.76
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       5.69%             2.14%             0.38%                             0.52%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                  3,203             3,934            14,732                            34,805
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            1.45%             1.08%             0.82%                             0.85% (1)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                 4.52%             3.17%             4.42%                             4.85%(1)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
before waiver of fees *                            1.85%             1.32%             0.82%                             0.90%(1)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets, before waiver of fees *                4.12%             2.93%             4.42%                             4.80%(1)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             N/A               N/A              N/A                                N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) Annualized
(2) Date of commencement of operations
*Includes fees waived in corresponding portfolio
See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

            Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

The Money Market Fund                                                      Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------

                                                 1995              1994             1993              1992             1991
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $1.00             $1.00            $1.00             $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment income                            0.06              0.04             0.03              0.04             0.06
--------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                 0.06              0.04             0.03              0.04             0.06
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
--------------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)          (0.06)            (0.04)           (0.03)            (0.04)           (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.06)            (0.04)           (0.03)            (0.04)           (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $1.00             $1.00            $1.00             $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                     5.85%             4.10%            2.98%             3.70%            6.12%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)              141,087           164,838          200,030           245,259          316,951
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets          0.40%             0.37%            0.37%             0.35%            0.38%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
--------------------------------------------------------------------------------------------------------------------------------
Average Net Assets                               5.70%             4.02%            2.94%             3.68%            5.96%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
before waiver of fees *                          0.64%             0.57%            0.57%             0.56%            0.56%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets, before waiver of fees *              5.46%             3.82%            2.74%             3.47%            5.78%
--------------------------------------------------------------------------------------------------------------------------------

*Includes fees waived in corresponding portfolio
See accompanying notes to financial statements

                                 THE FLEX-FUNDS
                Notes to Financial Statements, December 31, 1995

1. ORGANIZATION

The Flex-funds Trust was organized in 1982 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is presently comprised of six separate funds (each a "Fund" and collectively the "Funds") offering six separate series. Effective May 1,1992, The Money Market, Growth, and Bond Funds began investing all of their investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. The Short-Term Global Income Fund commenced operations on May 27, 1992 when it began investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Muirfield Fund began on January 3, 1993 investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Total Return Utilities Fund commenced operations on June 21, 1995 when it began investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Money Market, Muirfield, Growth, Bond, Short-Term Global Income and Total Return Utilities Funds, the Portfolios into which they invest and the percentage of each portfolio owned by the respective Fund at December 31, 1995 is shown below:

                                                                                                                Approximate
                                                                                                          Percentage of the
                                                                                                             Portfolio Held
                                                                                                             by the Fund at
Fund                                        Portfolio                                                     December 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
The Muirfield Fund                          Mutual Fund Portfolio                                                       91%
---------------------------------------------------------------------------------------------------------------------------------
The Growth Fund                             Growth Stock Portfolio                                                     100%
---------------------------------------------------------------------------------------------------------------------------------
The Total Return Utilities Fund             Utilities Stock Portfolio                                                   67%
---------------------------------------------------------------------------------------------------------------------------------
The Bond Fund                               Bond Portfolio                                                             100%
---------------------------------------------------------------------------------------------------------------------------------
The Short-Term Global Income Fund           Short-Term Global Portfolio                                                100%
---------------------------------------------------------------------------------------------------------------------------------
The Money Market Fund                       Money Market Portfolio                                                      55%
---------------------------------------------------------------------------------------------------------------------------------

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2. SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments - Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report (See page 37).

Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs - The costs related to the organization of each of the six Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Growth, Bond, Muirfield and Money Market Funds have been fully amortized.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

RMA has agreed to reimburse each Fund for the amount by which annual expenses of the Fund and its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed the most restrictive expense limitation imposed by any State in which such Fund's shares are sold. Such reimbursement is limited to the total fee charged by RMA. The investment advisory fees reimbursed in 1995 were at the request of RMA and were not the result of the aforementioned expense limitations.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee The Growth, Muirfield, and Total Return Utilities Funds each incur an annual fee equal to the greater of $15 per shareholder account, or .10% of each Fund's average net assets, payable monthly. In The Bond and Short-Term Global Income Funds, the annual fee is the greater of $15 per shareholder account, or .06% of each Fund's average net assets, payable monthly. In The Money Market Fund, the annual fee is the greater of $20 per shareholder account, or .06% of the Fund's average net assets, payable monthly.

MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of .03% of each Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 1 2b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may annually incur certain expenses associated with the distribution of fund shares in amounts not to exceed 2/10 of 1% of each Fund's average net assets, with the exception of The Total Return Utilities Fund whose amount cannot exceed 25/100 of 1% of average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

4. COMMITMENTS AND CONTINGENCIES

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. As of December 31, 1995, the Trust has made payments of $29,620, in addition to the annual premiums paid, for the capital reserves of ICI Mutual.

The Trust is also committed to provide $51,055 should ICI Mutual experience the need for additional capital contributions.

Total assets of $105,000 invested in U.S. Treasury Bills are held in segregated accounts which collateralizes a standby letter of credit in connection with the Trust's participation in ICI Mutual.

5. CAPITAL SHARE TRANSACTIONS

At December 31, 1995, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds, and paid-in capital amounted to $141,087,036 in The Money Market Fund, $106,200,986 in The Muirfield Fund, $24,522,471 in The Growth Fund, $16,312,397 in The Bond Fund, $3,315,553 in The
Short-Term Global Income Fund and $2,548,482 in The Total Return Utilities Fund. (See Statements of Changes in Net Assets which are included elsewhere in this report for capital stock transactions.)

6. DISTRIBUTIONS

The Money Market, Bond and Short-Term Global Income Funds declare dividends daily and distribute monthly all of their net investment income. The Total Return Utilities Fund declares as dividends and distributes monthly substantially all of its net investment income. The Muirfield and Growth Funds declare as dividends and distribute quarterly substantially all of their net investment income. Net realized capital gains for all Funds, if any, are distributed annually afier deduction of prior years' loss carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of the Funds at net asset value.

At December 31, 1995, The Bond, Short-Term Global Income and Total Return Utilities Funds had available for Federal income tax purposes unused capital loss carryforwards. The amount in The Bond Fund is $930,127 which will expire in the years 1996 through 2002. The amount in The Short-Term Global Income Fund is $135,290 which will expire in the years 2000 through 2002. The amount in The Total Return Utilities Fund is $679 which will expire in 2003.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (comprising, respectively, The Muirfield, Growth, Total Return Utilities, Bond, Short-Term Global Income and Money Market Funds), as of December 31, 1995, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP
Columbus, Ohio
February 2, 1996


                                                             STATEMENTS OF ASSETS AND LIABILITIES
                                                                       December 31, 1995

                                              MUTUAL         GROWTH       UTILITIES                   SHORT-TERM      MONEY
                                               FUND          STOCK          STOCK          BOND         GLOBAL        MARKET
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Assets :
Investments at market value*              $100,159,430    $21,035,012     $3,926,095   $13,595,067     $1,872,147    $235,104,754
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements*                      20,800,000      9,344,000        360,000     2,262,000      1,362,000      21,506,000
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                --             --            121           124             85             206
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for futures contracts settlement     45,750         17,650             --         5,625             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Interest receivable                             61,492          5,577            177       232,124         29,641       2,245,756
-----------------------------------------------------------------------------------------------------------------------------------
Dividends receivable                         1,139,291         21,609         11,374            --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid/Other assets                               454            109             --            68             19           1,251
-----------------------------------------------------------------------------------------------------------------------------------
Unamortized organization costs                  10,377          7,538         40,146         7,537          7,181           7,538
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                               122,216,794     30,431,495      4,337,913    16,102,545      3,271,073     258,865,505
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for securities purchased                    --             --             --            --             --       2,680,949
-----------------------------------------------------------------------------------------------------------------------------------
Payable to corresponding Fund                       --             --             --            --             --       1,477,153
-----------------------------------------------------------------------------------------------------------------------------------
Payable for futures contracts settlement            --             --             --            --          1,150              --
-----------------------------------------------------------------------------------------------------------------------------------
Written options at market value*                    --      5,857,500             --        19,063             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Payable to investment adviser                   85,828         21,414          3,325         4,275             --          33,706
-----------------------------------------------------------------------------------------------------------------------------------
Accrued fund accounting fees                     4,159          2,496            628         1,699            636           4,818
-----------------------------------------------------------------------------------------------------------------------------------
Other accrued liabilities                       17,678         13,055         43,090        11,486          7,042          20,505
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                              107,665      5,894,465         47,043        36,523          8,828       4,217,131
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Capital                                    116,428,784     24,428,626      3,868,451    15,403,670      3,245,222     254,648,374
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments           5,680,345        108,404        422,419       662,352         17,023              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                $122,109,129    $24,537,030     $4,290,870   $16,066,022     $3,262,245    $254,648,374
-----------------------------------------------------------------------------------------------------------------------------------
*Securities at cost                        115,279,085     24,413,108      3,863,676    15,175,652      3,217,124     256,610,754
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements



                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1995

                                           MUTUAL        GROWTH      UTILITIES                    SHORT-TERM         MONEY
                                             BOND         STOCK          STOCK           BOND         GLOBAL        MARKET
                                        PORTFOLIO     PORTFOLIO      PORTFOLIO*     PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET:
Interest                               $1,911,196    $1,070,422         $8,057      $924,478        $236,424    $12,128,882
---------------------------------------------------------------------------------------------------------------------------
Dividends                                 329,219       127,830         54,996            --              --             --
---------------------------------------------------------------------------------------------------------------------------
Total Income                            2,240,415     1,198,252         63,053       924,478         236,424     12,128,882
---------------------------------------------------------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                  874,473       238,640         14,297        57,855          15,829        648,665
Legal fees                                  1,853         1,679          1,100         1,679           1,609          1,555
Audit fees                                 13,482        10,234          3,028         9,125           5,544         15,695
Custodian fees                             11,483         7,236          1,755         3,624           3,649         17,104
Accounting fees                            47,427        28,335          4,065        18,951           7,457         58,111
Trustees fees and expenses                  5,223         5,223          3,776         5,223           5,130          5,385
Insurance                                   2,241           661             --           369             161          5,920
Amortization of organization cost           5,438         4,978          4,744         4,979           4,745          4,978
Other expenses                                399           399          1,611           399             432            432
---------------------------------------------------------------------------------------------------------------------------
Total Expenses                            962,019       297,385         34,376       102,204          44,556        757,845
Investment advisory fees waived                --            --             --       (19,580)        (15,829)      (349,425)
Directed brokerage payments received           --            --         (1,212)           --              --             --
---------------------------------------------------------------------------------------------------------------------------
Total Expenses - net                      962,019       297,385         33,164        82,624          28,727        408,420
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                 1,278,396       900,867         29,889       841,854         207,697     11,720,462
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
contracts                               2,494,274     3,480,775             --       (47,455)        (13,514)            --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                            13,060,418       835,258         (1,067)    1,035,942          43,853             --
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
of investments                          5,680,803       111,506        422,419       667,977          17,441             --
---------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                21,235,495     4,427,539        421,352     1,656,464          47,780             --
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                       $22,513,891    $5,328,406       $451,241    $2,498,318        $255,477    $11,720,462
---------------------------------------------------------------------------------------------------------------------------

*For the period June 21, 1995  (commencement of operations) to December 31,
1995
See accompanying notes to financial statements

                                 STATEMENTS OF
                            CHANGES IN NET ASSETS
                    For the years ended December 31, 1994
                             and December 31, 1995

--------------------------------------------------------------------------------------------------------------
                                 Mutual Fund                Growth Stock              Utilities Stock
                                 Portfolio                  Portfolio                 Portfolio*
                                 Year ended December 31,    Year ended December 31,   Year ended December 31,
                                 1995        1994           1995        1994            1995
INCREASE (DECREASE)
  IN NET ASSETS:

OPERATIONS:
Investment income- net           $1,278,396  $2,272,777       $900,867    $565,496         $29,889
Net realized gain (loss)
  on investments
  and futures contracts          15,554,692     302,941      4,316,033     705,537          (1,067)
Net change in unrealized
  appreciation (depreciation)
  of investments                  5,680,803    (252,062)       111,506  (1,392,790)        422,419
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   resulting from operations     22,513,891   2,323,656      5,328,406    (121,757)        451,241
--------------------------------------------------------------------------------------------------------------
TRANSACTIONS
  OF INVESTORS'
  BENEFICIAL INTERESTS:
    Contributions                34,671,819  26,769,231      1,680,821   1,440,673       3,908,655
    Withdrawals                 (18,261,284)(27,513,563)    (4,640,744) (5,322,563)        (69,026)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting from
  transactions of investors'
  beneficial interests           16,410,535    (744,332)    (2,959,923) (3,881,890)      3,839,629
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE)
  IN NET ASSETS                  38,924,426   1,579,324      2,368,483  (4,003,647)      4,290,870
--------------------------------------------------------------------------------------------------------------
NET ASSETS -
  Beginning  of period           83,184,703  81,605,379     22,168,547  26,172,194             --
--------------------------------------------------------------------------------------------------------------
NET ASSETS -
  End of period                $122,109,129 $83,184,703    $24,537,030 $22,168,547      $4,290,870
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                 Bond                        Short-Term Global          Money Market
                                 Portfolio                   Portfolio                  Portfolio
                                 Year ended December 31,     Year ended December 31,    Year ended December 31,
                                  1995        1994            1995         1994          1995         1994
INCREASE (DECREASE)
  IN NET ASSETS:

OPERATIONS:
Investment income- net              $841,854    $526,976       $207,697     $279,212     $11,720,462   $8,115,651
Net realized gain (loss)
  on investments
  and futures contracts              988,487    (614,421)        30,339     (147,601)             --           --
Net change in unrealized
  appreciation (depreciation)
  of investments                     667,977      (5,626)        17,441       (5,068)             --           --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   resulting from operations       2,498,318     (93,071)       255,477      126,543      11,720,462    8,115,651
------------------------------------------------------------------------------------------------------------------
TRANSACTIONS
  OF INVESTORS'
  BENEFICIAL INTERESTS:
    Contributions                  2,890,694   2,140,676      1,159,854    1,025,710     753,617,719  733,486,217
    Withdrawals                   (2,330,962) (2,217,176)    (2,087,949) (11,962,648)   (735,213,083)(717,226,708)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting from
  transactions of investors'
  beneficial interests               559,732     (76,500)      (928,095) (10,936,938)     18,404,636   16,259,509
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE)
  IN NET ASSETS                    3,058,050    (169,571)      (672,618) (10,810,395)     30,125,098   24,375,160
------------------------------------------------------------------------------------------------------------------
NET ASSETS -
  Beginning  of period            13,007,972  13,177,543      3,934,863   14,745,258     224,523,276  200,148,116
------------------------------------------------------------------------------------------------------------------
NET ASSETS -
  End of period                  $16,066,022 $13,007,972     $3,262,245   $3,934,863    $254,648,374 $224,523,276
------------------------------------------------------------------------------------------------------------------
 *For the period June 21, 1995 (commencement of operations) to December 31, 1995.
See accompanying notes to financial statements



                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------
Mutual Fund Portfolio
                                                                         Year Ended Dec 31,
Ratios/Supplemental Data                                            1995             1994            1993
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                                  122,109            83,185          81,605
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                             0.95%             1.01%           1.03%
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                 1.26%             2.76%           0.09%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            186.13%           168.17%         279.56%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio

                                                                                                                For The Period
                                                                         Year Ended Dec 31,                        May 1, 1992
Ratios/Supplemental Data                                            1995             1994            1993     to Dec  31, 1992
------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period ($000)                                   24,537            22,169          26,172         25,556
------------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets*                             1.25%             1.23%           1.23%          1.22%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                 3.78%             2.35%           0.99%          2.04%(1)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            337.57%           102.76%          99.54%        129.44%
------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission per share                             $0.0806              N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
(1)Annualized
------------------------------------------------------------------------------------------------------------------------------

Utilities Stock Portfolio
                                                                For The Period
                                                                June 21, 1995*
Ratios/Supplemental Datato                                       Dec 31, 1995
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                                     4,291
------------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets*                              2.32%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  2.09%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
before directed brokerage payments                                    2.40%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets
before directed brokerage payments                                    2.01%(1)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               5.06%
------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission per share                               $0.0600
------------------------------------------------------------------------------------------------------------------------------
(1)Annualized
*Date of commencement of operations
------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio

                                                                                                                For The Period
                                                                         Year Ended December 31,                   May 1, 1992
Ratios/Supplemental Data                                            1995             1994            1993      to Dec 31, 1992
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                                    16,066           13,008          13,178         11,126
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                              0.57%            0.56%           0.60%          0.58%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  5.82%            4.15%           4.62%          5.40%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets, before waiver of fees        0.71%            0.70%           0.71%          0.80%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
------------------------------------------------------------------------------------------------------------------------------
Net Assets, before waiver of fees                                     5.68%            4.01%           4.51%          5.18%(1)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             232.34%          707.57%         235.74%        132.53%
------------------------------------------------------------------------------------------------------------------------------
(1) Annualized
------------------------------------------------------------------------------------------------------------------------------
Short-Term Global Portfolio
                                                                                                                For The Period
                                                                        Year Ended December 31,                   May 27, 1992
Ratios/Supplemental Data                                            1995             1994            1993      to Dec 31, 1992
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                                     3,262            3,935          14,745         34,809
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                              0.73%            0.62%           0.64%          0.66%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  5.24%            3.62%           4.58%          3.88%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets, before waiver of fees        1.13%            0.86%           0.64%          0.72%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets, before
      waiver of fees                                                  4.84%            3.38%           4.58%          3.82%(1)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             369.36%            0.00%         780.99%        380.28%(1)
------------------------------------------------------------------------------------------------------------------------------
(1) Annualized
------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
                                                                                                                For the Period
                                                                              Year Ended Dec 31,                   May 1, 1992
Ratios/Supplemental Data                                            1995             1994            1993      to Dec 31, 1992
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)                                   254,648          224,523         200,148        244,272
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                              0.21%            0.19%           0.19%          0.18%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  5.87%            4.28%           3.09%          3.60%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets, before waiver of fees        0.38%            0.39%           0.40%          0.40%(1)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets, before
              waiver of fees                                          5.70%            4.08%           2.88%          3.38%(1)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                N/A              N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
(1)Annualized


*Please refer to pages 27-29 for total expense ratios relating to each corresponding Fund. See accompanying notes to financial statements

                             MUTUAL FUND PORTFOLIO
                             GROWTH STOCK PORTFOLIO

                           UTILITIES STOCK PORTFOLIO
                                 BOND PORTFOLIO

                          SHORT-TERM GLOBAL PORTFOLIO
                             MONEY MARKET PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for all the Portfolios, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value in accordance with Rule 2a-7 of the Investment Company Act of 1940. Money market securities held in the five remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund. Valuations in The Bond and Short-Term Global Portfolios are determined as of 3:00 p.m. Eastern time.

Repurchase Agreements - It is the Portfolios' policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement. During the period ended December 31, 1995 the Portfolios wrote the following option contracts:

                                   Growth Stock Portfolio           Bond Portfolio      Mutual Fund Portfolio
                                      No. of                      No. of                   No. of
                                   Contracts    Premiums       Contracts    Premiums    Contracts    Premiums
---------------------------------------------------------------------------------------------------------------
Outstanding at Beginning of Period         0          $0               0          $0           0          $0
---------------------------------------------------------------------------------------------------------------
Options Written                        3,342   4,927,214             185      67,650         173     186,057
---------------------------------------------------------------------------------------------------------------
Options Terminated                       (42)    (45,852)           (165)    (56,800)       (173)   (186,057)
---------------------------------------------------------------------------------------------------------------
Outstanding at End of Period           3,300  $4,881,362              20     $10,850           0          $0
---------------------------------------------------------------------------------------------------------------

                                  Short-Term Global Portfolio
                                           No.of
                                       Contracts   Premiums
-------------------------------------------------------------
Outstanding at Beginning of Period            0         $0
-------------------------------------------------------------
Options Written                              24      7,470
-------------------------------------------------------------
Options Terminated                         (24)     (7,470)
-------------------------------------------------------------
Outstanding at End of Period                  0         $0
-------------------------------------------------------------



Options & Futures - Each Portfolio except the Money Market Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

In the case of the Short-Term Global Portfolio, futures and options contracts entered into will typically be futures and options on futures of a foreign currency. The Portfolio is presently engaging only in the buying and selling of futures contracts on foreign currencies. The expectation is that the Portfolio will be able to participate in interest rate differentials between the U.S. dollar and foreign currencies by investing in futures on the foreign currencies in lieu of investing in short-term foreign debt instruments. At the same time, the Portfolio will take advantage of the favorable transaction cost associated with the purchase of a futures contract in lieu of a cash instrument. To the extent that the Portfolio enters into futures contracts on foreign currencies, the Portfolio exposes itself to a liability, which at a maximum cannot exceed the value given for the contracts, and will be required to pay or receive a sum of money measured by the change in the market value of that currency's index.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated.

Income Taxes - It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs - The costs related to the organization of each of the six Portfolios have been deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period.

Other - The Portfolios follow industry practice and record security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2. INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management, research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly a fee based upon the average daily value of each Portfolios' net assets at the following annual rates: Mutual Fund, Growth Stock, and Utilities Stock Portfolio, 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million; Bond and Short-Term Global Income Portfolios, 0.40% of average net assets up to $100 million and 0.20% of average net assets exceeding $100 million; Money Market Portfolio, 0.40% of average net assets up to $100 million and 0.25% of average net assets exceeding $100 million. During the year ended December 31, 1995, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios, and all of its investment advisory fees in the Short-Term Global Income Portfolio.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for all of the Portfolios. The minimum annual fee for all such services for the Mutual Fund, Growth Stock, Bond, Short-Term Global, and Utilities Stock Portfolios is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the respective Portfolio's average net assets. In the Money Market Portfolio the minimum annual fee for accounting services is $30,000. Subject to the applicable minimum fee, the Money Market Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

3. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1995 were as follows:

                                    Purchases                     Sales
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Mutual Fund Portfolio            $153,526,438               $77,373,285
-----------------------------------------------------------------------
Growth Stock Portfolio           $ 20,462,275               $10,183,074
-----------------------------------------------------------------------
Utilities Stock Portfolio        $  3,636,056                $  131,312
-----------------------------------------------------------------------

As of December 31, 1995, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                                                                                                             Net Unrealized
                                                             Unrealized              Unrealized                Appreciation
                                   Investment              Appreciation            Depreciation              (Depreciation)
                                         Cost            of Investments          of Investments              of Investments
---------------------------------------------------------------------------------------------------------------------------
Mutual Fund Portfolio            $115,644,899                $6,814,624            $(1,500,093)                  $5,314,531
---------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio           $ 24,438,982                $4,474,745            $(4,392,215)                     $82,530
---------------------------------------------------------------------------------------------------------------------------
Utilities Stock Portfolio        $  3,863,676                 $ 428,434                $(6,015)                   $ 422,419
---------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                   $ 15,173,624                 $ 664,380                     $0                    $ 664,380
---------------------------------------------------------------------------------------------------------------------------
Short-Term Global
Portfolio                        $  3,217,124                 $  17,023                     $0                     $ 17,023
---------------------------------------------------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio, Short-Term Global Portfolio, and Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio, Short-Term Global Portfolio, and Money Market Portfolio, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio, Short-Term Global Portfolio, and Money Market Portfolio at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

KPMG Peat Marwick LLP
Columbus, Ohio
February 2, 1996

                         MANAGER AND INVESTMENT ADVISER

                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                      SUBADVISER/Utilities Stock Portfolio

                        Miller/Howard Investments, Inc.
                            141 Upper Byrdcliff Road
                                  P.O. Box 549
                           Woodstock, New York 12498

                               BOARD OF TRUSTEES

                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                 John M. Emery
                                Richard A. Farr
                               William L. Gurner
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Russel G. Means
                                Lowell G. Miller
                                 Walter L. Ogle
                                 Neil P. Ramsey
                               Philip A. Voelker

                                   CUSTODIAN

                          Star Bank, N.A., Cincinnati
                             Cincinnati, Ohio 45201

                              TRANSFER AGENT AND
                          DIVIDEND DISBURSING AGENT

                           Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS

                             KPMG Peat Marwick LLP
                              Columbus, Ohio 43215

                               HOW TO REACH US

                               ENVELOPE GRAPHIC

                                The Flex-funds

                                P.O. Box 7177

                              Dublin, Ohio 43017

                              TELEPHONE GRAPHIC

                                (614) 766-7000

                                 800-325-3539


                             MINIMUM INVESTMENTS



                               BUILDING GRAPHIC

                                $500 for IRAs

                         $2,500 for regular accounts

                         Subsequent Investments $100

THE FLEX-FUNDS                                            _________________
P.0. BOX 7177                                            |   BULK RATE     |
DUBLIN, OH 43017                                         |  U.S. POSTAGE   |
                                                         |      PAID       |
                                                         |  COLUMBUS, OH   |
                                                         | PERMIT No. 1213 |
                                                         |_________________|